UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23348

City National Rochdale Strategic Credit Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Rochelle Levy

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: May 31, 2025

Date of reporting period: May 31, 2025

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

2025 ANNUAL REPORT

MAY 31, 2025

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Strategic Credit Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Strategic Credit Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Strategic Credit Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Strategic Credit Fund Annual Report

2	Investment Adviser’s Report
4	Fund Overview
5	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Statement of Cash Flows
14	Financial Highlights
15	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Change in Independent Registered Public Accounting Firm
34	Trustees and Officers
37	Notice to Shareholders
38	Disclosure of Fund Expenses
39	Board Approval of Advisory and Sub-Advisory Agreements

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT report is available on the SEC’s website at https://www.sec.gov. The most current Form N-PORT filing is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at https://www.sec.gov.

City National Rochdale Strategic Credit Fund | PAGE 1

investment adviser’s report (Unaudited)
May 31, 2025
City National Rochdale Strategic Credit Fund

Dear Fellow Shareholders,

The primary objective of the City National Rochdale Strategic Credit Fund (the “Fund”) is to generate current income, and its secondary objective is long-term capital appreciation. The Fund pursues its investment objectives by investing mainly in debt securities and other credit related investments, primarily sourcing opportunities in collateralized loan obligations (“CLOs”). We view the Fund as a complement to other liquid opportunistic income portfolios and appropriate for sophisticated investors that seek diversification and income potential over a longer time horizon.

For the year ended May 31, 2025, the Fund posted a return of +6.64%, underperforming both the Palmer Square CLO BB Total Return Index (+12.30%) (the “Palmer Square BB Index”), and the Palmer Square CLO BBB Total Return Index (+9.03%) (the “Palmer Square BBB Index”). Due to the Fund’s ability to invest in all segments of the CLO market, the Fund compares its performance to a 50/50 blend of the Palmer Square BB Index and the Palmer Square BBB Index (the “50/50 Blended Index”), which the Fund underperformed by -4.00% (+6.64% for the Fund vs. +10.64% for the 50/50 Blended Index).

The Fund’s underperformance relative to the 50/50 Blended Index was due to higher levels of volatility in the CLO equity segments, which have limited benchmark data. The threat of higher defaults is typically the culprit for price volatility, and this occurred in the market during February, and March 2025. Despite underlying loans being considered a victim of increasing prices due to tariffs, defaults have remained constant and the underlying CLO structures have been quite sound through the writing of this letter.

Each year we remind investors that our investment thesis for the Fund (and CLO markets in general) is that market dislocations will occur, and we expect recoveries to allow for large recoupments of losses when there is market volatility. Since the inception of the Fund, our investors have been rewarded, and we do expect that to continue. As of May 31, 2025, the Fund’s five year annualized return was +14.04% (+1.43% versus the 50/50 Blended Index).

While we do see some challenges, many things bode well for CLOs during these times. Underlying investments are naturally hedged against changing interest rates, higher yield levels that we currently see in the market can offset potential volatility, and there are structural benefits that are used to preserve investors’ capital over the long term (e.g., collateral managers are usually not forced sellers).

Given the environment, the Fund is currently maintaining allocations to segments of the market with the potential for higher risk/higher return, but the Fund continues to be diversified across different risk segments. We do believe that there will be continued bouts of volatility in the market over the near term, and we see managers taking advantage of this potential instability.

Thank you for your support and confidence in the Fund.

Sincerely,

Gregg Giaquinto

President, City National Rochdale

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Strategic Credit Fund | PAGE 2

investment adviser’s report (Unaudited)
May 31, 2025
City National Rochdale Strategic Credit Fund (continued)

This material represents the investment adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions.

Performance data quoted represents past performance and does not guarantee similar future results.

Diversification does not ensure a profit or guarantee against a loss.

Risk Disclosures:

The Fund is a non-diversified, closed-end management investment company. The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset value.

This Fund is a closed-end interval fund. Investors may only redeem shares on a quarterly basis. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. There is no assurance that every investor will be able to tender their respective shares when or in the amount that the investor desires. An investment in the Fund is suitable only for long term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain. Investing involves risk, including possible loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risks and will decline in value as interest rates rise. Investing in securities that are not investment grade generally offers a higher yield but also carries a greater degree of risk of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

Risks associated with bank loans include (i) prepayment risk which could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; (ii) credit risk; and (iii) price volatility due to such factors as interest rate sensitivity and liquidity. The quality of the collateral underlying the CLOs may decline in value or default. Investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt. The complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The value of any collateral or distributions from collateral assets can decline or be insufficient to meet the issuer’s obligations. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The Fund may invest in distressed investments, which tend to be more volatile and sensitive to changing interest rates and adverse economic conditions than other securities. The Fund may not be able to divest itself of these securities.

The Fund or its underlying investments may utilize derivatives. The market value of the underlying securities and of the derivative instruments relating to those securities may not be proportionate. Derivatives are subject to illiquidity and counterparty risk. The use of leverage by the Fund’s manager may accelerate the velocity of potential losses.

The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error. Restricted and illiquid securities may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Investing in restricted and illiquid securities may subject a portfolio to higher costs and liquidity risk.

City National Rochdale Strategic Credit Fund | PAGE 3

fund overview (Unaudited)
May 31, 2025
City National Rochdale Strategic Credit Fund

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

Comparison of Change in the Value of a $1,000,000 Investment in the City National Rochdale Strategic Credit Fund, Class 1, versus the Palmer Square CLO BB Total Return Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
	Ticker Symbol	One Year Return	Three Year Return	Five Year Return	Since Inception
City National Rochdale Strategic Credit Fund, Class 1(1)	CNROX	6.64%	11.17%	14.04%	9.92%
Palmer Square CLO BB Total Return Index	PCLOBBTR	12.30%	15.85%	16.06%	11.06%
Palmer Square CLO BBB Total Return Index	PCLOBBBT	9.03%	11.13%	9.12%	7.05%

(1)	Commenced operations on December 19, 2018.

City National Rochdale Strategic Credit Fund | PAGE 4

schedule of investments
May 31, 2025
City National Rochdale Strategic Credit Fund

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [91.1%]
Other Asset-Backed Securities [91.1%]
Cayman Islands [72.9%]
AIMCO CLO Equity, Ser 2021-15A, Cl SUB
10.793%, 04/17/38(A)(B)	$10,685	$7,294
ALM 2020 CLO Equity, Ser 2020-1A, Cl SUB
0.000%, 10/15/29(A)(B)(C)	5,025	46
Apidos CLO Equity
15.359%, 10/18/31(A)	2,903	1,108
Apidos CLO XXVIII Equity, Ser 2017-28A, Cl SUB
1.271%, 01/20/31(A)(B)	2,000	522
Apidos CLO XXXII, Ser 2024-32A, Cl ER
9.770%, TSFR3M + 5.500%, 01/20/33(B)(D)	750	740
Apidos CLO XXXII Equity, Ser 2019-32A, Cl SUB
19.640%, 01/20/33(A)(B)	4,400	2,737
Apidos CLO XXXV Equity, Ser 2021-35A, Cl SUB
0.000%, 04/20/34(A)(B)	500	210
Ares LXII CLO Equity, Ser 2021-62A, Cl SUB
7.065%, 01/25/34(A)(B)	1,500	705
Barings CLO Equity, Ser 2020-4A, Cl SUB
13.296%, 10/20/37(A)(B)	11,812	4,676
Battalion CLO XVI Equity, Ser 2019-16A, Cl SUB
11.809%, 01/20/38(A)(B)	5,971	2,387
Benefit Street Partners CLO XXXVI Equity, Ser 2024-36A, Cl SUB
12.212%, 01/25/38(A)(B)	6,000	5,125
BlueMountain CLO XXII Equity, Ser 2018-22A, Cl SUB
0.000%, 07/15/31(A)(B)	3,500	234
BlueMountain CLO XXIII Equity, Ser 2018-23A, Cl SUB
8.920%, 07/20/37(A)(B)	9,500	3,050
BlueMountain Fuji US CLO II Equity, Ser 2017-2A, Cl SUB
0.000%, 10/20/30(A)(B)	1,500	77
BlueMountain Fuji US CLO III Equity, Ser 2017-3A, Cl SUB
0.000%, 01/15/30(A)(B)(C)	4,225	264
Burnham Park CLO Equity, Ser 2016-1A, Cl SUB
0.000%, 10/20/29(A)(C)	16,576	2
Carlyle Global Market Strategies CLO, Ser 2013-3A, Cl DR
10.018%, TSFR3M + 5.762%, 10/15/30(B)(D)	400	399
Carlyle Global Market Strategies CLO, Ser 2014-1A, Cl ER
9.941%, TSFR3M + 5.662%, 04/17/31(B)(D)	3,400	3,263
Carlyle Global Market Strategies CLO Equity, Ser 2014-1A, Cl INC
0.000%, 04/17/31(A)(B)	500	43
Carlyle Global Market Strategies CLO Equity, Ser 2015-1A, Cl SUB
0.000%, 07/20/31(A)(B)	613	4
Carlyle Global Market Strategies CLO Equity, Ser 2021-5A, Cl SUB
0.000%, 07/20/34(A)	7,250	3,146
Carlyle US CLO Equity, Ser 2017-2A, Cl SUB
17.741%, 07/20/37(A)(B)	12,750	2,167
Carlyle US CLO Equity, Ser 2017-5A, Cl SUB
0.000%, 01/20/30(A)(B)(C)	13,500	270
Carlyle US CLO Equity, Ser 2018-1A, Cl SUB
0.000%, 04/20/31(A)(B)(C)	600	10
Dryden 40 Senior Loan Fund CLO, Ser 2018-40A, Cl FR
12.448%, TSFR3M + 8.122%, 08/15/31(B)(D)	500	269
Dryden 64 CLO, Ser 2018-64A, Cl E
10.131%, TSFR3M + 5.862%, 04/18/31(B)(D)	500	474
Dryden 75 CLO Equity, Ser 2019-75A, Cl SUB
0.000%, 04/14/34(A)(B)	500	155
Dryden 93 CLO Equity, Ser 2021-93A, Cl SUB
16.329%, 01/15/38(A)(B)	18,963	6,902

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 5

schedule of investments
May 31, 2025
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Dryden 95 CLO Equity, Ser 2021-95A, Cl SUB
1.017%, 08/20/34(A)(B)	$3,250	$1,392
Eaton Vance CLO Equity, Ser 2020-1A, Cl SUB
13.811%, 10/15/37(A)(B)	6,920	3,480
Eaton Vance CLO Equity, Ser 2022-1A, Cl SUB
24.438%, 01/20/38(A)(B)	2,285	1,432
Elmwood IX CLO Equity, Ser 2021-2A, Cl SUB
16.008%, 04/20/38(A)(B)	11,505	8,214
Elmwood Warehouse
0.000%, (A)(E)	2,250	2,258
Flatiron CLO 18 Equity, Ser 2018-1A, Cl SUB
0.000%, 04/17/31(A)(B)(C)	750	36
Flatiron CLO 25, Ser 2024-2A, Cl F
10.280%, TSFR3M + 6.000%, 10/17/37(B)(D)	1,650	1,538
Flatiron CLO 25 Equity, Ser 2024-2A, Cl SUB
11.829%, 10/17/37(A)(B)	15,500	11,594
Flatiron RR CLO 30 Equity, Ser 2025-30A, Cl ISUB
14.944%, 04/15/38(A)(B)	1,500	1,270
Generate CLO Equity, Ser 2024-16A, Cl SUB
10.457%, 07/20/37(A)(B)	2,500	1,819
Greenwood Park CLO Equity, Ser 2018-1A, Cl SUB
0.000%, 04/15/31(A)(B)	12,075	1,944
Grippen Park CLO Equity, Ser 2017-1A, Cl SUB
0.000%, 01/20/30(A)(B)(C)	500	2
LCM XV CLO, Ser 2014-15, Cl ER
11.031%, TSFR3M + 6.762%, 07/20/30(B)(D)	4,250	3,444
LCM XXII CLO, Ser 2018-22A, Cl DR
10.031%, TSFR3M + 5.762%, 10/20/28(B)(D)	1,250	1,069
LCM XXIII CLO, Ser 2016-23A, Cl D
11.581%, TSFR3M + 7.312%, 10/20/29(B)(D)	500	353
LCM XXV CLO, Ser 2017-25A, Cl E
10.931%, TSFR3M + 6.662%, 07/20/30(B)(D)	750	571
Magnetite XL CLO, Ser 2024-40A, Cl F
10.756%, TSFR3M + 6.500%, 07/15/37(B)(D)	500	485
Magnetite XL CLO Equity, Ser 2024-40A, Cl SUB
4.611%, 07/15/37(A)(B)	20,136	14,027
Magnetite XLIX Warehouse
0.000%, (A)(E)	2,000	2,030
Magnetite XVI CLO Equity, Ser 2015-16A, Cl SUB
0.000%, 01/18/28(A)(B)(C)	750	22
Midocean Credit CLO IX, Ser 2018-9A, Cl E
10.581%, TSFR3M + 6.312%, 07/20/31(B)(D)	750	746
Midocean Credit CLO IX Equity, Ser 2018-9A, Cl INC
0.000%, 07/20/31(A)(B)	750	—
Milos CLO Equity
15.217%, 10/20/30(A)	3,000	358
Morgan Stanley Eaton Vance CLO Equity, Ser 2021-1A, Cl SUB
0.000%, 10/23/34(A)(B)	12,000	4,712
Morgan Stanley Eaton Vance CLO Equity, Ser 2022-16A, Cl SUB
1.980%, 04/15/35(A)(B)	8,750	4,550
MP CLO III, Ser 2017-1A, Cl ER
10.991%, TSFR3M + 6.722%, 10/20/30(B)(D)	1,000	905
Neuberger Berman CLO Equity, Ser 2021-42A, Cl SUB
12.675%, 07/16/36(A)	2,000	1,260
Neuberger Berman Loan Advisers CLO 26 Equity, Ser 2017-26A, Cl INC
27.772%, 10/18/38(A)(B)	1,032	433
Neuberger Berman Loan Advisers CLO 27 Equity, Ser 2018-27A, Cl INC
31.442%, 07/15/36(A)(B)	1,070	353
Neuberger Berman Loan Advisers CLO 40 Equity, Ser 2021-40A, Cl SUB
0.000%, 04/16/33(A)(B)	500	214
Neuberger Berman Loan Advisers CLO 46 Equity, Ser 2021-46A, Cl SUB
13.236%, 01/20/37(A)(B)	9,250	5,545

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 6

schedule of investments
May 31, 2025
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Niagara Park CLO Equity, Ser 2019-1A, Cl SUB
19.599%, 01/17/38(A)(B)	$750	$438
Octagon 55 CLO Equity, Ser 2021-1A, Cl SUB
1.580%, 07/20/34(A)(B)	1,250	518
Octagon Investment Partners 26 CLO, Ser 2016-1A, Cl ER
9.918%, TSFR3M + 5.662%, 07/15/30(B)(D)	3,125	2,937
Octagon Investment Partners CLO, Ser 2018-18A, Cl D
10.032%, TSFR3M + 5.772%, 04/16/31(B)(D)	500	477
Octagon Investment Partners CLO 47 Equity, Ser 2020-1A, Cl SUB
11.225%, 01/22/38(A)(B)	2,964	1,379
Octagon Investment Partners CLO Equity, Ser 2018-1A, Cl SUB
0.000%, 01/20/31(A)(B)	2,250	191
Octagon Investment Partners XVII CLO, Ser 2013-1A, Cl ER2
9.693%, TSFR3M + 5.412%, 01/25/31(B)(D)	1,081	1,049
Octagon Investment Partners XXII CLO, Ser 2014-1A, Cl ERR
9.984%, TSFR3M + 5.712%, 01/22/30(B)(D)	3,400	3,301
OHA Credit Partners VII, Ser 2025-7A, Cl ER4
8.822%, TSFR3M + 4.500%, 02/20/38(B)(D)	500	496
Palmer Square CLO 2023-1, Ser 2025-1A, Cl ER
9.170%, TSFR3M + 4.900%, 01/20/38(B)(D)	1,000	1,007
Regatta XI Funding CLO Equity, Ser 2018-1A, Cl SUB
7.108%, 07/17/37(A)(B)	500	133
Rockford Tower CLO Equity, Ser 2018-1A, Cl SUB
0.000%, 05/20/31(A)(B)	2,500	250
Rockford Tower CLO Equity, Ser 2021-1A, Cl SUB
0.000%, 07/20/34(A)(B)	4,100	1,804
Rockford Tower CLO Equity, Ser 2021-2A, Cl SUB
0.000%, 07/20/34(A)(B)	4,750	1,982
RR 3 CLO Equity, Ser 2018-3A, Cl PREF
0.000%, 01/15/30(A)(C)	3,750	73
Shackleton CLO, Ser 2013-3A, Cl ER
10.398%, TSFR3M + 6.142%, 07/15/30(B)(D)	3,000	2,876
Shackleton CLO, Ser 2013-IV-R, Cl D
10.353%, TSFR3M + 6.112%, 04/13/31(B)(D)	1,350	1,302
Shackleton CLO, Ser 2014-5RA, Cl E
10.710%, TSFR3M + 6.412%, 05/07/31(B)(D)	2,100	1,970
Shackleton CLO, Ser 2017-11A, Cl E
10.888%, TSFR3M + 6.562%, 08/15/30(B)(D)	3,250	2,703
Shackleton CLO Equity, Ser 2019-14A, Cl SUB
13.359%, 07/20/34(A)(B)	3,000	1,656
Sound Point CLO Equity, Ser 2025-2A, Cl SUB
24.252%, 04/15/38(A)(B)	14,100	8,785
Sound Point CLO II, Ser 2013-1A, Cl B2R
10.044%, TSFR3M + 5.762%, 01/26/31(B)(D)	599	492
Sound Point CLO III-R, Ser 2013-2RA, Cl E
10.518%, TSFR3M + 6.262%, 04/15/29(B)(D)	3,800	3,563
Sound Point CLO VIII-R, Ser 2019-1RA, Cl E
11.118%, TSFR3M + 6.862%, 04/15/30(B)(D)	1,250	858
Sound Point CLO V-R, Ser 2018-1RA, Cl E
10.631%, TSFR3M + 6.362%, 07/18/31(B)(D)	1,438	1,055
Sound Point CLO XIX, Ser 2018-1A, Cl E
10.168%, TSFR3M + 5.912%, 04/15/31(B)(D)	3,900	3,122
Sound Point CLO XIX Equity, Ser 2018-1A, Cl SUB
0.000%, 04/15/31(A)(B)	4,500	22
Sound Point CLO XVI, Ser 2017-2A, Cl E
10.643%, TSFR3M + 6.362%, 07/25/30(B)(D)	3,063	2,325

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 7

schedule of investments
May 31, 2025
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Sound Point CLO XVII Equity, Ser 2017-3A, Cl SUB
0.000%, 10/20/30(A)(B)	$8,500	$290
Sound Point CLO XVIII, Ser 2017-4A, Cl D
10.031%, TSFR3M + 5.762%, 01/20/31(B)(D)	3,500	2,430
Sound Point CLO XX, Ser 2018-2A, Cl E
10.544%, TSFR3M + 6.262%, 07/26/31(B)(D)	3,000	2,280
Sound Point CLO XXI Equity, Ser 2018-3A, Cl SUB
0.000%, 10/26/31(A)(B)	1,000	30
Sounds Point CLO IV-R, Ser 2013-3RA, Cl E
10.781%, TSFR3M + 6.512%, 04/18/31(B)(D)	1,000	515
Southwick Park CLO Equity, Ser 2019-4A, Cl SUB
0.000%, 07/20/32(A)(B)	2,000	779
Steele Creek CLO, Ser 2016-1A, Cl ER
10.311%, TSFR3M + 6.012%, 06/15/31(B)(D)	1,500	1,222
Steele Creek CLO, Ser 2017-1A, Cl E
10.718%, TSFR3M + 6.462%, 10/15/30(B)(D)	1,900	1,630
Steele Creek CLO, Ser 2018-1A, Cl E
10.268%, TSFR3M + 6.012%, 04/15/31(B)(D)	4,000	3,219
Steele Creek CLO Equity, Ser 2014-1RA, Cl SUB
0.000%, 04/21/31(A)(B)	21,168	2
Steele Creek CLO Equity, Ser 2017-1A, Cl SUB
0.000%, 10/15/30(A)(B)	2,500	56
Symphony CLO XXVI Equity, Ser 2021-26A, Cl SUB
0.000%, 04/20/33(A)(B)	6,500	941
Tallman Park CLO Equity, Ser 2021-1A, Cl SUB
4.964%, 04/20/34(A)(B)	12,765	6,318
TCW CLO Equity, Ser 2021-1A, Cl SUB
26.840%, 01/20/38(A)(B)	12,980	6,356
Upland CLO Equity, Ser 2016-1A, Cl SUB
0.000%, 04/20/31(A)	2,500	352
Voya CLO, Ser 2017-1A, Cl D
10.641%, TSFR3M + 6.362%, 04/17/30(B)(D)	1,500	1,483
Wellfleet CLO, Ser 2015-1A, Cl ER3
11.581%, TSFR3M + 7.312%, 07/20/29(B)(D)	253	205
Wellfleet CLO Equity, Ser 2020-2A, Cl SUB
0.000%, 07/15/34(A)	5,000	1,170
York CLO 2 Equity, Ser 2015-1A, Cl SUB
8.676%, 10/22/37(A)(B)	750	291

Jersey [14.6%]
AIMCO CLO 17, Ser 2024-17A, Cl FR
10.772%, TSFR3M + 6.500%, 07/20/37(B)(D)	502	473
AIMCO CLO 17 Equity, Ser 2022-17A, Cl SUB
12.682%, 07/20/37(A)	10,250	7,472
AIMCO CLO 21, Ser 2024-21A, Cl F
10.770%, TSFR3M + 6.500%, 04/18/37(B)(D)	1,250	1,180
AIMCO CLO 21, Ser 2024-21A, Cl SUB
5.331%, 04/18/37(A)(B)	10,750	7,338
Apidos CLO XL Equity, Ser 2022-40A, Cl SUB
19.704%, 07/15/37(A)	2,250	1,732
Generate CLO Equity, Ser 2024-15A, Cl SUB
11.462%, 07/20/37(A)(B)	12,500	8,310
Neuberger Berman Loan Advisers CLO 55 Equity, Ser 2024-55A, Cl SUB
13.578%, 04/22/38(A)(B)	1,000	745
Neuberger Berman Loan Advisers NBLA CLO 53 Equity, Ser 2023-53A, Cl SUB
12.622%, 10/24/37(A)(B)	4,100	3,494
Wehle Park CLO Equity, Ser 2014-1RA, Cl SUB
5.423%, 04/21/35(A)	17,250	9,171

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 8

schedule of investments
May 31, 2025
City National Rochdale Strategic Credit Fund (concluded)

Description	Face Amount (000)	Value (000)
United States [3.6%]
Flatiron CLO 23 Equity, Ser 2023-1A, Cl SUB
3.689%, 04/17/36(A)(B)	$1,100	$846
Flatiron RR CLO 22 Equity, Ser 2021-2A, Cl SUB
15.335%, 10/15/34(A)(B)	8,750	6,543
Green Lakes Park CLO, Ser 2019-2A, Cl SUB
20.894%, 01/25/38(A)(B)	3,000	2,401

Total Asset-Backed Securities
(Cost $287,416)		248,373

	Shares
Short-Term Investment [8.4%]
SEI Daily Income Trust Government Fund, Cl Institutional, 4.230%**	22,772,285	22,772

Total Short-Term Investment
(Cost $22,772)		22,772

Total Investments [99.5%]
(Cost $310,188)		$271,145

Percentages are based on net assets of $272,405 (000).

**	The rate reported is the 7-day effective yield as of May 31, 2025.

(A)	Level 3 security in accordance with fair value hierarchy. The rate reported is the effective yield as of May 31, 2025.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2025, the value of these securities amounted to $218,241 (000), representing 80.1% of the net assets of the Fund.

(C)	As of May 31, 2025, the investment has been called.

(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)

This is a CLO warehouse position, which is a loan accumulation vehicle. Loan accumulation vehicles are financing structures intended to aggregate loans that may be used to form the basis of a CLO. Total as of May 31, 2025 was $4,288 (000).

Cl — Class

CLO — Collateralized Loan Obligation

Ser — Series

TSFR3M — 3 Month Term Secured Overnight Financing Rate

The following is a list of the inputs used as of May 31, 2025, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$58,425	$189,948	$248,373
Short-Term Investment	22,772	—	—	22,772
Total Investments in Securities	$22,772	$58,425	$189,948	$271,145

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of May 31, 2025 (000):

Asset-Backed Securities
Beginning balance as of June 1, 2024	$182,884
Transfers into Level 3	28,119
Transfers out of Level 3	—
Amortization	123
Purchases	31,263
Sales	(20,467)
Realized gain (loss)	4,518
Change in unrealized appreciation (depreciation)	(36,492)
Ending balance as of May 31, 2025	$189,948
Net change in unrealized appreciation (depreciation) attributable to Level 3 securities held at May 31, 2025	$(38,179)

Amounts designated as “—” are $0 or have been rounded to $0.

For the year ended May 31, 2025, there were transfers in and out of Level 3. See Note 2 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 9

statement of assets and liabilities (000)
May 31, 2025

ASSETS:
Cost of securities	$310,188
Investments in securities, at fair value	$271,145
Interest receivable	1,763
Prepaid expenses	22
Total Assets	272,930

LIABILITIES:
Investment advisory fees payable	303
Legal fees payable	32
Shareholder servicing fees payable	55
Pricing fees payable	50
Transfer agent fees payable	22
Administration fees payable	18
Other accrued expenses	45
Total Liabilities	525
Commitment and Contingencies(†)
Net Assets	$272,405

NET ASSETS:
Paid-in capital	$371,439
Total accumulated losses	(99,034)
Net Assets	$272,405

Net Assets	$272,404,907
Total shares outstanding at end of year	41,435,249
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$6.57

†	See Note 3 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 10

statement of operations (000)
For the year ended May 31, 2025

INVESTMENT INCOME:
Interest	$34,454
Dividends	790
Total Investment Income	35,244

EXPENSES:
Investment advisory fees	3,799
Shareholder servicing fees - Class 1	633
Administration fees	202
Trustees’ fees	24
Professional fees	194
Transfer agent fees	60
Registration fees	42
Printing fees	34
Custody fees	33
Interest expense	4
Insurance and other expenses	229
Total Expenses	5,254
Less, waivers and/or reimbursements of:
Investment advisory fees	(311)
Net Expenses	4,943

Net investment income	30,301
Net realized gain	1,928
Net change in unrealized appreciation (depreciation)	(15,651)
Net increase in net assets resulting from operations	$16,578

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 11

statements of changes in net assets (000)
For the years ended May 31, 2025, and May 31, 2024

	For the year ended May 31, 2025	For the year ended May 31, 2024‡
OPERATIONS:
Net investment income	$30,301	$32,005
Net realized gain (loss)	1,928	4,227
Net change in unrealized appreciation (depreciation)	(15,651)	26,424
Net increase in net assets resulting from operations	16,578	62,656
DISTRIBUTIONS:	(55,015)	(54,600)
CAPITAL SHARE TRANSACTIONS:
Class 1
Shares issued	85,728	47,619
Shares reinvested for distributions	2,782	1,890
Shares redeemed	(44,029)	(33,857)
Net increase in net assets from share transactions	44,481	15,652
Total increase in net assets	6,044	23,708

NET ASSETS:
Beginning of year	266,361	242,653
End of year	$272,405	$266,361

CAPITAL SHARE ISSUED AND REDEEMED:
Class 1
Shares issued	12,433	6,416
Shares reinvested for distributions	409	263
Shares redeemed	(6,126)	(4,473)
Net share transactions	6,716	2,206

‡	Net investment income, Net realized gain (loss), and Net change in unrealized appreciation (depreciation) have been restated. See Note 11 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 12

statement of cash flows (000)
For the year ended May 31, 2025

Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$16,578
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of investments	(79,689)
Proceeds from disposition of investment securities	76,893
Amortization of premium/accretion of discount on investments, net	(1,350)
Net realized gain (loss)	(1,928)
Net change in unrealized (appreciation) depreciation	15,651
Increase (Decrease) in interest receivable	330
Increase (Decrease) in receivable for investments sold	3,951
Increase (Decrease) in prepaid expenses	(7)
Increase (Decrease) in investment advisory fees payable	(4)
Increase (Decrease) in administration fees payable	1
Increase (Decrease) in legal fees payable	1
Increase (Decrease) in pricing fees payable	(6)
Increase (Decrease) in transfer agency fees payable	2
Increase (Decrease) in Investments purchased payable	(19,881)
Increase (Decrease) in other accrued expenses	(4)
Net Cash Provided by Operating Activities	10,538

Cash Flows From Financing Activities:
Line of credit borrowings	$4,466
Line of credit repayments	(4,470)
Cash distributions paid	(52,233)
Proceeds from capital shares issued	85,728
Cost of capital shares redeemed	(44,029)
Net Cash (Used) in Financing Activities	(10,538)
Net Change in Cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental Disclosure of Cash Flow Information:
Non-cash Financing Activities not included herein consist of
Reinvestments of Distributions	$2,782
Interest Paid	4

Amount designated as “—” is $0.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 13

financial highlights
For a Share Outstanding Throughout each Year Presented

	Net asset value beginning of year	Net investment income†	Net realized and unrealized gains (losses)	Total from operations	Total dividends and distributions	Net asset value end of year	Total return‡	Net assets end of year (000)	Ratio of expenses to average net Assets	Ratio of expenses to average net assets (excluding waivers)	Ratio of net investment income to average net assets	Portfolio turnover rate
Class 1
2025	$7.67	$0.83	$(0.38)	$0.45	$(1.55)	$6.57	6.64%	$272,405	1.95%	2.07%	11.94%	21%
2024(1)	7.46	0.98	0.92	1.90	(1.69)	7.67	29.29	266,361	1.95	2.08	13.18	22
2023(1)	8.97	0.90	(0.96)	(0.06)	(1.45)	7.46	(0.35)	242,653	1.95	2.12	11.40	8
2022(1)	10.83	1.00	(0.78)	0.22	(2.08)	8.97	1.46	230,849	1.95	2.09	9.80	49
2021(1)	8.64	0.75	2.42	3.17	(0.98)	10.83	38.39	163,214	1.95	2.27	7.53	62

†	Per share calculations are based on average shares outstanding throughout each year.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)

Net Investment Income per share, Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) have been restated. See Note 11 in the Notes to Financial Statements.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 14

notes to financial statements
May 31, 2025

1.	ORGANIZATION:

City National Rochdale Strategic Credit Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on February 26, 2018. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on December 19, 2018. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objectives and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

There can be no assurance that the Fund will achieve its objectives. The Fund pursues its investment objectives by investing in a portfolio of debt securities and other credit-related investments including equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Adviser’s Fair Value Committee (the “Committee”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the fair value procedures (the “Fair Value Procedures”) approved by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for

City National Rochdale Strategic Credit Fund | PAGE 15

notes to financial statements
May 31, 2025

identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. Transfers in and out of the levels are recognized at the value at the end of the period.

The Fund categorizes some of its investments as Level 3. Additionally, an active market does not exist for the Fund’s Level 3 investments as of May 31, 2025. The third-party pricing service employs discounted cash flow analyses to value certain securities, including CLO Equity. The valuation incorporates significant unobservable inputs such as estimated yields, projected cash flows, and discount rates, which are not derived from observable market data. Accordingly, these investments are classified as Level 3 within the fair value hierarchy.

Further, when a value from a third-party pricing service is unavailable, the value may be based on internally developed models which includes unobservable market inputs. Inputs to the internally developed model include the structure of the procedure before valued, as well as estimates related to discount rates, defaults and recovery lag, prepayment rates, reinvestment rates, yields, liquidation values, spreads, and NAV. Accordingly, these assets are classified as Level 3 within the fair value hierarchy.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date and, for debt securities, including CLO debt investments, interest income is recorded on an accrual basis at the contractual rate to the extent such amounts are expected to be collected. Discounts or premiums on debt securities purchased, including CLO debt investments, are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Income from CLO equity investments is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically, and a revised yield is calculated prospectively.

Collateralized Debt Obligations – To the extent consistent with its investment objectives and strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include CLOs and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior secured corporate bonds, unsecured corporate bonds, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Warehouse Investments — Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The period from the date such Warehouse is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” The Fund may participate in senior secured obligations (“SSOs”) during warehousing periods by providing equity capital in support of Warehouses. In practice, a Warehouse investment (“Warehouse Investment”) may be structured in a variety of legal forms (typically determined by the bank engaged to underwrite the associated CLO which will also typically be the provider of senior financing to the Warehouse), including by subscribing for equity interests or a subordinated debt investment in a special purpose vehicle that obtains a Warehouse Facility secured by the assets (primarily SSOs) that are accumulated in anticipation of the related CLO.

City National Rochdale Strategic Credit Fund | PAGE 16

Below is a summary of the Fund’s capital commitments, capital funded and capital unfunded details for the following Warehouse Investments as of May 31, 2025:

Investments	Capital Commitments (000)	Capital Funded (000)	Capital Unfunded (000)	Capital Funded %	Capital Unfunded %
Elmwood Warehouse	$22,500	$2,250	$20,250	10.0%	90.0%
Magnetite XLIX Warehouse	4,000	2,000	2,000	50.0	50.0

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Dividends and Distributions to Shareholders – Distributions from net realized capital gains and income are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on ex-date.

Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no provisions for U.S. Federal income taxes would be required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund recognizes accrued interest and penalties associated with uncertain tax positions. Management has determined that there are no uncertain tax positions for the current tax year. Therefore, there was no income tax related interest and penalties recorded for the year ended May 31, 2025.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Administration Agreement dated May 16, 2018, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Fund’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

The Fund is subject to a shareholder service agreement that permits compensation to the Adviser and subjects the Fund to a fee of 0.25% of its average net assets for shareholder services provided to shareholders of the Fund. For the year ended May 31, 2025, the Fund incurred $633,244 in shareholder servicing fees.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser” or “CIFC”) (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund a fee in the amount of 1.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). This arrangement will continue until October 1, 2025, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current

City National Rochdale Strategic Credit Fund | PAGE 17

notes to financial statements
May 31, 2025

expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. For the year ended May 31, 2025, the Adviser earned investment advisory fees of $3,799,467. For this same period, the Adviser waived its investment advisory fee for operating expenses in the amount of $311,129. As of May 31, 2025, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, were as follows:

Expiring 2026	Expiring 2027	Expiring 2028	Total
$395,768	$290,643	$311,129	$997,540

During the year ended May 31, 2025, the Fund did not recapture any previously waived fees and/or reimbursed expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended May 31, 2025, were as follows:

Purchases	Sales and Maturities
Other (000)	Other (000)
$78,020	$50,247

6.	SHARE CAPITAL:

The Fund was initially capitalized on October 24, 2018, through the sale of 10,000 common shares for $100,000 ($10.00 per share).

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund makes periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Maximum Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
March 28, 2025	8%	3.67%	1,448
December 13, 2024	8	4.90	1,812
September 20, 2024	8	2.45	859
June 21, 2024	8	5.78	2,007

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
March 28, 2025	$6.50	$9,414	39,471
December 13, 2024	7.20	13,049	37,003
September 20, 2024	7.28	6,255	35,077
June 21, 2024	7.63	15,311	34,723

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board of Trustees has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 8% of its total outstanding shares, subject to approval of the Board of Trustees. There is no guarantee that the Fund will offer to repurchase more than 8% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

7.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, and accumulated losses in the period that the differences arise. For the year ended May 31, 2025, there were no permanent differences.

City National Rochdale Strategic Credit Fund | PAGE 18

The tax character of dividends and distributions declared during the years ended May 31, were as follows:

	Ordinary Income (000)	Long-Term Capital Gains (000)	Total (000)
May 31, 2025	$55,015	$—	$55,015
May 31, 2024	54,600	—	54,600

As of May 31, 2025, the components of accumulated losses on a tax basis were as follows (000):

Undistributed ordinary income	$20,457
Capital loss carryforwards	(298)
Unrealized appreciation (depreciation)	(119,193)
Total distributable earnings	$(99,034)

During the year ended May 31, 2025, the Fund had $298 (000) long-term capital loss carryforward available to offset capital gains.

For the year ended May 31, 2025, the Fund utilized $864 (000) of capital loss carryforward to offset capital gains.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of May 31, 2025, for the Fund were as follows:

Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
$390,338	$3,505	$(122,698)	$(119,193)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2025 no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service (the “IRS”) and state departments of revenue.

8.	RISKS:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objectives. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Non-diversification risk – The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Debt securities risks – The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, governmental actions or intervention, market disruptions caused by trade disputes or other factors, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund fall, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate.

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate. While some of the debt securities in which the Fund invests may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially

City National Rochdale Strategic Credit Fund | PAGE 19

notes to financial statements
May 31, 2025

less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objectives will be realized.

Interest rate risk – The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. Recently, inflation and interest rates have been volatile and may increase in the future. Any interest rate increases in the future could cause the value of the Fund’s holdings to decrease. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

As prevailing interest rates increase, some obligors may not be able to make the increased interest payments on loans or refinance their obligations, resulting in payment defaults and defaulted obligations. Many of the debt obligations underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, bear interest at floating interest rates. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

Credit risk – If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more

City National Rochdale Strategic Credit Fund | PAGE 20

years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable credit quality.

Prepayment or call risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk – When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations – In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the ranking of the Fund’s investment in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the

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notes to financial statements
May 31, 2025

Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have a reference rate (lending base rate) floor, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund acquires will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a Fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Risks related to warehousing – Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans

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(and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The Fund may use a portion of the net proceeds from the offering to purchase Warehouse Investments. A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks – The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in Risk Retention Vehicles established for the purpose of satisfying E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations. Given the adoption of European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

Risks of holding a minority position – The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

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notes to financial statements
May 31, 2025

Risk of limited transparency of investments – The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and Fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. Particularly in the case of CLOs managed by parties other than CIFC, the Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund invests.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk – The Fund may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities – A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks – Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet repurchase offers for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet repurchase offers requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of inverse floating rate obligations – The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Below investment grade debt securities and unrated securities risk – Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more

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difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk – The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to meet segregation or coverage requirements. During periods in which the Fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average total assets.

Liquidity risk – The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk exists when particular investments are or become impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. This may prevent the Fund from limiting losses. As a general matter, dealers recently have been less willing to make markets for fixed income securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a substantial loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk – Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using other fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market instability or volatility. Investors who purchase shares or have their shares repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. Fair value pricing involves subjective judgment, which may prove to be incorrect. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Adviser has been designated by the Board as the valuation designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Board. The Adviser performs such valuation services pursuant to joint valuation procedures of the Fund and the Adviser. The Adviser has formed an internal fair value committee (“Fair Value Committee”) to assist with its designated responsibilities as the Valuation Designee.

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notes to financial statements
May 31, 2025

Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Market risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political and geopolitical factors, economic sanctions, countermeasures in response to sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, civil unrest, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, geopolitical, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; the large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. Government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Any of the events described above could adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy repurchase requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Regulatory risk – Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

City National Rochdale Strategic Credit Fund | PAGE 26

Reinvestment risk – Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

Management and operational risk – The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity risk – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents. Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Adviser, transfer agent, the Distributor and their respective service providers are subject to the risk of cyber incidents occurring from time to time.

Focused investment risk – To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Similarly, to the extent that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

City National Rochdale Strategic Credit Fund | PAGE 27

notes to financial statements
May 31, 2025

Repurchase offers risk – The Fund is operated as an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 8%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk – The Fund has and may, in the future, borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the Fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

Expense risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed or not renewed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of interest – The Adviser, the Sub-Adviser and their respective affiliates are engaged in a variety of businesses and have interests other than those relating to managing the Fund. The broad range of activities and interests of the Adviser, the Sub-Adviser and their respective affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

Tax risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies under Subchapter M of the Code, and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders, and at least 90% of the Fund’s gross income each taxable year must consist of certain types of qualifying income. The Fund’s equity tranche investments in CLOs may jeopardize its ability to meet the distribution requirement. If the Fund were to lose its status as a regulated investment company as a result of the failure to meet the distribution requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income.

City National Rochdale Strategic Credit Fund | PAGE 28

Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

Private placement risk – The Fund may invest in private placement securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Private placement securities are securities that have not been registered under the applicable securities laws, such as securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S of the Securities Act. Restricted securities may not be listed on an exchange and may have no active trading market, resulting in the security being deemed illiquid. Delay or difficulty in selling such securities may result in a loss to the Fund. Issuers of restricted securities may make less information available than issuers of publicly traded securities and private placed securities are more difficult to value than publicly traded securities.

9. LINE OF CREDIT:

The Fund has a secured Loan Agreement (“LOC”) with U.S. Bank N.A. The Fund’s assets are pledged as collateral for any draw on the LOC. Under the terms of the LOC, borrowings for the Fund are limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. This LOC is in the form of $25 million dollar note, whose maturity was extended to June 4, 2026. Interest is charged to the Fund based on its borrowings at prime rate minus 0.50%.

For the year ended May 31, 2025, the Fund LOC borrowings were as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Strategic Credit Fund	$25,000	$4	8.00%	$4,070	$4,418

Amount designated as “—” is less than $500.

As of May, 31, 2025 there was no outstanding balance.

10.	RECENT ACCOUNTING PRONOUNCEMENT:

In this reporting period, the Fund adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) - “Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Adviser acts as the Fund’s CODM. The CODM has determined that the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

11. RECLASSIFICATION ERROR AND RESTATEMENT:

The Fund has restated certain elements of its 2024, 2023, 2022, and 2021 financial statements resulting from the identification of a GAAP reclassification error for the Fund’s treatment of distributions received from the equity tranches of the CLOs held by the Fund. The Fund accounted for distributions received from the equity tranches of the CLOs held by the Fund entirely as interest income and did not classify any portion of the distribution as an adjustment to the cost basis of the Fund’s investments in CLO equity disclosed in the Schedule of Investments. This resulted in investment income for 2024, 2023, 2022, and 2021 being overstated with offsetting understatements to net change in unrealized appreciation (depreciation) on investments and net realized gain (loss) from securities transactions. The Statement of Changes in Net Assets in this current 2025 shareholder report presents the adjustment to 2024 investment income with offsetting adjustments to net change in unrealized appreciation (depreciation) on investments and net realized gain (loss) from security transactions. Financial Highlights for 2024, 2023, 2022, and 2021 have also been adjusted, including: net investment income (loss) per share, net realized and unrealized gains (loss) per share, and ratio of net investment income (loss) to average net assets. The reclassification error had no impact on the Fund’s net assets,

City National Rochdale Strategic Credit Fund | PAGE 29

notes to financial statements
May 31, 2025

net asset value per share (“NAV”) or performance, or on the tax characterization of distributions paid and reported to shareholders for the fiscal and tax years noted above.

The following table reflects the impact of the reclassification error on the financial statements and Financial Highlights presented above for 2021 through 2024 and also includes the impact of the reclassification error on the financial statements and Financial Highlights for 2019 and 2020. The numbers presented in the table are in $000s except for percentages and per share amounts.

	2024 As Reported	Reclass Entry	2024 Adjusted
Net Investment Income	$57,115	$(25,110)	$32,005
Net Realized Gain (Loss)	(357)	4,584	4,227
Net Change in Unrealized Appreciation (Depreciation)	5,898	20,526	26,424
Subtotal	$62,656	$—	$62,656

Financial Highlights
Net Investment Income	$1.74	$(0.76)	$0.98
Net Realized and Unrealized Gain (Loss)	0.16	0.76	0.92
Subtotal	$1.90	$—	$1.90
Ratio of Net Investment Income to Average Net Assets	23.47%	(10.29)%	13.18%

	2023 As Reported	Reclass Entry	2023 Adjusted
Net Investment Income	$39,804	$(13,438)	$26,366
Net Realized Gain (Loss)	706	338	1,044
Net Change in Unrealized Appreciation (Depreciation)	(41,619)	13,100	(28,519)
Subtotal	$(1,109)	$—	$(1,109)

Financial Highlights
Net Investment Income	$1.36	$(0.46)	$0.90
Net Realized and Unrealized Gain (Loss)	(1.42)	0.46	(0.96)
Subtotal	$(0.06)	$—	$(0.06)
Ratio of Net Investment Income to Average Net Assets	17.21%	(5.81)%	11.40%

	2022 As Reported	Reclass Entry	2022 Adjusted
Net Investment Income	$34,852	$(14,450)	$20,402
Net Realized and Unrealized Gain (Loss)	7,765	758	8,523
Net Change in Unrealized Appreciation (Depreciation)	(41,987)	13,692	(28,295)
Subtotal	$630	$—	$630

Financial Highlights
Net Investment Income	$1.71	$(0.71)	$1.00
Net Realized and Unrealized Gain (Loss)	(1.49)	0.71	(0.78)
Subtotal	$0.22	$—	$0.22
Ratio of Net Investment Income to Average Net Assets	16.74%	(6.94)%	9.80%

	2021 As Reported	Reclass Entry	2021 Adjusted
Net Investment Income	$11,424	$(2,432)	$8,992
Net Realized and Unrealized Gain (Loss)	10,474	—	10,474
Net Change in Unrealized Appreciation (Depreciation)	14,965	2,432	17,397
Subtotal	$36,863	$—	$36,863

Financial Highlights
Net Investment Income	$0.95	$(0.20)	$0.75
Net Realized and Unrealized Gain (Loss)	2.22	0.20	2.42
Subtotal	$3.17	$—	$3.17
Ratio of Net Investment Income to Average Net Assets	9.56%	(2.03)%	7.53%

	2020 As Reported	Reclass Entry	2020 Adjusted
Net Investment Income	$6,177	$(1,623)	$4,554
Net Realized Gain (Loss)	(1,435)	244	(1,191)
Net Change in Unrealized Appreciation (Depreciation)	(11,838)	1,379	(10,459)
Subtotal	$(7,096)	$—	$(7,096)

Financial Highlights
Net Investment Income	$0.97	$(0.25)	$0.72
Net Realized and Unrealized Gain (Loss)	(2.06)	0.25	(1.81)
Subtotal	$(1.09)	$—	$(1.09)
Ratio of Net Investment Income to Average Net Assets	9.42%	(2.71)%	6.71%

City National Rochdale Strategic Credit Fund | PAGE 30

	2019 As Reported	Reclass Entry	2019 Adjusted
Net Investment Income	$754	$(196)	$558
Net Realized Gain (Loss)	28	—	28
Net Change in Unrealized Appreciation (Depreciation)	426	196	622
Subtotal	$1,208	$—	$1,208

Financial Highlights
Net Investment Income	$0.38	$(0.10)	$0.28
Net Realized and Unrealized Gain (Loss)	0.28	0.10	0.38
Subtotal	$0.66	$—	$0.66
Ratio of Net Investment Income to Average Net Assets	8.12%	(2.11)%	6.01%

12.	SUBSEQUENT EVENTS:

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

In preparing these financial statements, management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. On February 27, 2025, the Board approved the following repurchase offer:

Repurchase Date	Maximum Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
June 17, 2025	8%	4.20%	1,741

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
June 17, 2025	$6.59	$11,470	41,437

Based on this evaluation, no additional adjustments or disclosures were required to the financial statements.

City National Rochdale Strategic Credit Fund | PAGE 31

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
City National Rochdale Strategic Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of City National Rochdale Strategic Credit Fund (the “Fund”) as of May 31, 2025, the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, the results of its operations, the changes in net assets, cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments described in Note 11 that were applied to restate the financial statements and financial highlights of the Fund for each of the years or period in the six-year period ended May 31, 2024 to correct an error. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the Fund for each of the years or period in the six-year period ended May 31, 2024, other than with respect to the adjustments and, accordingly, we do not express an opinion on any other form of assurances on the financial statements for each of the years or period in the six-year period ended May 31, 2024, as a whole.

The Fund’s financial statements and financial highlights for the years ended May 31, 2024, and prior, except for the adjustment described in Note 11, were audited by other auditors whose report dated July 30, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodian and other appropriate parties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by City National Rochdale, LLC since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
August 7, 2025

City National Rochdale Strategic Credit Fund | PAGE 32

change in independent registered public accounting firm
(Unaudited)

Effective October 4, 2024, EisnerAmper LLP (“EisnerAmper”) resigned as the independent registered public accounting firm of the City National Rochdale Strategic Credit Fund (the “Fund”), a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund and organized as a Delaware statutory trust.

The reports of EisnerAmper on the financial statements of the Fund for the fiscal years ended May 31, 2023, and May 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended May 31, 2023, and May 31, 2024, and during the subsequent interim period through October 4, 2024: (i) there were no disagreements between the Fund and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

Effective November 21, 2024, the Audit Committee of the Fund’s Board of Trustees recommended, and the Board of Trustees approved, the appointment of Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm for the fiscal year ended May 31, 2025.

During the fiscal years ended May 31, 2023, and May 31, 2024, and during the subsequent interim period through October 4, 2024, neither the Fund, nor anyone acting on its behalf, consulted with Cohen regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto); or (ii) a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

City National Rochdale Strategic Credit Fund | PAGE 33

trustees and officers (Unaudited)
May 31, 2025

The Trustees and officers of the Fund, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Fund, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Fund also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each Trustee may be referred to as an “Independent Trustee” and collectively as the “Independent Trustees.” There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The address for the Trustees and the Officers of the Fund is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2018	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	6	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2018	Retired (2013 - present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012 - 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	6	Trustee of The Advisors’ Inner Circle Fund III, Symmetry Panoramic Trust, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund. Director of FS Alternatives Fund (Cayman).
Julie C. Miller Year of Birth: 1957	Trustee	Since 2020	Certified Public Accountant(CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 - present).	6	Trustee of The Pop Venture Fund.
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2018 Since 2019	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	6

Trustee of The Advisors’ Inner Circle Fund III, Symmetry Panoramic Trust, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Alger Funds. Director of FS Alternatives Fund (Cayman).

City National Rochdale Strategic Credit Fund | PAGE 34

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Shelley Y. Simms Year of Birth: 1968	Trustee	Since 2023	General Counsel, Corporate Secretary and Chief Compliance Officer, Xponance, Inc., a registered investment adviser (2004-present). Chief Compliance Officer, Xponance Alts Solutions, LLC, a registered investment adviser (2021-present). Chairperson (2023) and Commissioner (2018-2023), Pennsylvania State Ethics Commission.	6	Board Member of 1st Colonial Bancorp and 1st Colonial Community Bank. Trustee of The Pop Venture Fund.
James R. Wolford Year of Birth: 1954	Trustee	Since 2018

Chief Executive Officer of Corinthian Development Company (2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				6	None

(1)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of City National Rochdale Funds and the following registered closed-end fund: City National Rochdale Select Strategies Fund.

City National Rochdale Strategic Credit Fund | PAGE 35

trustees and officers (Unaudited) (Continued)
May 31, 2025

Name and Year of Birth	Position with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Gregg Giaquinto Year of Birth: 1967	President and Chief Executive Officer	Since 2024

President and Chief Executive Officer, City National Rochdale Funds, City National Rochdale Select Strategies Fund (the “Select Strategies Fund”), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2024-present). President, City National Rochdale (2024 – present). Senior Managing Director, Client Services & Operations, City National Rochdale (2014-present).

Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021

Director of Fund Accounting, SEI Investments Company (2020- present). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2021-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019).

Rochelle Levy Year of Birth: 1985	Chief Compliance Officer (“CCO”), Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2022

Senior Vice President and Wealth Management Chief Compliance Officer, City National Bank (2022-present). CCO, AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2022-present). CCO and AML Officer, BNY Mellon Private Funds (2019-2022). CCO, BNY Mellon Commingled Funds (2019-2021). Investment Management, Head of Distribution Compliance BNY Mellon, N.A. (2019-2022). Vice President, JPMorgan Chase & Co. (2014-2019).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2018

Senior Vice President, Finance, City National Rochdale (2011-present). Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).

Frank Bonsignore Year of Birth: 1967	Vice President and Secretary	Since 2023

Mutual Funds Oversight Lead, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Secretary, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Director of Operations, BNY Mellon (1997-2023).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present). Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present). Attorney, Blank Rome LLP (2015-2018). Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resigns.

City National Rochdale Strategic Credit Fund | PAGE 36

notice to shareholders (Unaudited)

For shareholders that do not have a May 31, 2025 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2025 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal year ended May 31, 2025, the Fund is designating the following items with regard to distributions paid during the year:

(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Total Distributions	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Qualified Short-Term Capital Gain Dividends (5)
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represents dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represents qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represents qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C) and (D) are based on the percentage of the Fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gain distributions.

City National Rochdale Strategic Credit Fund | PAGE 37

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2024 through May 31, 2025).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 12/1/2024	Ending Account Value 5/31/2025	Annualized Expense Ratio	Expenses Paid During Period*
City National Rochdale Strategic Credit Fund
Actual Fund Return
Class I	$ 1,000.00	$ 1,021.00	1.95%	$ 9.83

Hypothetical 5% Return
Class I	$ 1,000.00	$ 1,015.21	1.95%	$ 9.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

City National Rochdale Strategic Credit Fund | PAGE 38

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Strategic Credit Fund (the “Fund”) is comprised of six Trustees, all of whom are Independent Trustees (i.e., not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). At in-person meetings held on April 2, 2025, and May 15, 2025, the Board and the Independent Trustees considered and approved the renewal of the advisory agreement (the “Advisory Agreement”) between City National Rochdale, LLC (the “Adviser”) and the Fund, and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser”), with respect to the Fund, as described below. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Agreements.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser and the Sub-Adviser. In considering these matters, the Independent Trustees discussed the renewal of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Adviser were present.

The Board reviewed extensive materials regarding investment results of the Fund, advisory fee and expense comparisons, financial information with respect to the Adviser and the Sub-Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Fund. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Fund, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with the returns of a blended index consisting of 50% Palmer Square CLO BB Price Index and 50% Palmer Square CLO BBB Price Index (the “Blended Index”), the LIBOR/SOFR 3-Month USD Fixed +5% Index (the “LIBOR/SOFR Index”), and a peer group of funds identified by the Adviser (the “Peer Group”) for the one-, three-, and five-year periods ended December 31, 2024. The Board observed that the Fund outperformed the LIBOR/SOFR Index returns and the Blended Index returns for the one- and five-year periods, but underperformed the LIBOR/SOFR Index return (by 0.67%) and the Blended Index return (by 1.34%) for the three-year period. The Fund also outperformed the average returns of the Peer Group for the three- and

City National Rochdale Strategic Credit Fund | PAGE 39

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

five-year periods, but underperformed the average return of the Peer Group (by 2.27%) for the one-year period.

The Trustees considered the Fund’s return of 18.60% for the one-year period ended December 31, 2024, and the Adviser’s assertion that the Fund’s performance was due to a strong bid returning to the market for both collateralized loan obligations (“CLOs”) and underlying leveraged loans, as well as a decrease in expected defaults. The Trustees also considered the Adviser’s belief that the CLO market remains constructive with elevated yields, that corporations are generally able to support borrowing on multiple fronts, and that base interest rates are expected to remain high.

The Board concluded that based on the various factors they had reviewed, the Adviser continued to provide high quality management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to the Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Fund (as a percentage of its average annual net assets) (“Total Expense Ratio”), compared to those of the funds included in the Peer Group. The Board observed that the gross and net advisory fees paid by the Fund were below the Peer Group averages.

The Board noted that because the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Fund, the Board did not have a basis to compare the Fund’s advisory fee with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that any net advisory fee retained by the Adviser with respect to the Fund, after the payment of the sub-advisory fee, is rebated to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the Total Expense Ratio of the Fund was below the Peer Group average.

The Board concluded that the advisory fee charged by the Adviser was fair and reasonable in relation to the value of services provided, and that the Total Expense Ratio of the Fund continued to be reasonable in light of the services provided.

Profitability, Benefits to the Adviser and Economies of Scale

The Trustees next considered information prepared by the Adviser relating to its costs and profits with respect to the Fund for the year ended December 31, 2024. In doing so, the Board recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board also recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noted that other profitability methodologies might also be reasonable. The Board concluded that the profits of the Adviser from its relationship with the Fund were reasonable.

The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, other than the investment advisory fee paid to the Adviser, including fees paid to the Adviser for providing certain non-distribution shareholder services to the Fund, benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Fund to its customers, the intangible benefits of the Adviser’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the existing fee structure of the Fund reflected an appropriate sharing of any efficiencies or economies of scale to date, and noted that it would have the opportunity to periodically reexamine the appropriateness of the advisory fee payable to the Adviser in light of any economies of scale experienced in the future.

City National Rochdale Strategic Credit Fund | PAGE 40

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Fund, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

CIFC INVESTMENT MANAGEMENT LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Sub-Adviser to the Fund, the Board considered a variety of matters, including the overall quality and depth of the Sub-Adviser’s organization and the Sub-Adviser’s financial strength and stability. The Board also considered, among other things, the investment operations and staff of the Sub-Adviser, the Sub-Adviser’s commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel, and the Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the Fund. The Board’s observations regarding the performance of the Fund are described above. The Board found all of these matters to be satisfactory.

The Board concluded that based on the various factors they had reviewed, the Sub-Adviser continued to provide high quality sub-advisory services to the Fund.

Sub-Advisory Fee and Benefits to Sub-Adviser

The Board reviewed information included in the meeting materials regarding the sub-advisory fee charged by the Sub-Adviser, and noted the Sub-Adviser’s representation that the funds it manages that are charged lower base management fees than the Fund have a lower target return and focus exclusively on investments in CLO debt, and/or they pay a performance-based fee in addition to the base management fee. The Trustees noted that the Adviser pays the sub-advisory fee out of its advisory fee. The Board also noted that the Adviser evaluates the Sub-Adviser’s fee relative to those of its asset class peer group in an effort to ensure that it is reasonable and appropriate in light of the services provided. In addition, the Board considered the advisory and sub-advisory fee split of the Fund, and noted the Adviser’s belief that the fee paid to the Sub-Adviser is priced at a competitive level, and that the overall advisory fee, net advisory fee, and sub-advisory fee were fair and reasonable in light of the services provided to the Fund by the Adviser and the Sub-Adviser.

The Board also considered the benefits received by the Sub-Adviser and its affiliates as a result of the Sub-Adviser’s relationship with the Fund, other than the receipt of its sub-advisory fee, including any research services provided by broker-dealers providing execution services to the Fund, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Sub-Adviser under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Adviser provided to the Fund, and that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

City National Rochdale Strategic Credit Fund | PAGE 41

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City National Rochdale Strategic Credit Fund | PAGE 44

THANK YOU

for your investment with the City National Rochdale Strategic Credit Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Strategic Credit Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR-003-0700

(b)	Not applicable.

Item 2. Code of Ethics.

The City National Rochdale Strategic Credit Fund (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers (implicit or explicit) granted with respect to any provision of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, LTD (“Cohen”) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year ended May 31, 2025, as follows:

		2025
(a)	Audit Fees(1)	$125,000
(b)	Audit-Related Fees	None
(c)	Tax Fees(2)	$18,000
(d)	All Other Fees	None

Fees Billed by EisnerAmper LLP (“EisnerAmper”) related to the Fund.

EisnerAmper billed the Fund aggregate fees for services rendered to the Fund for the fiscal year ended May 31, 2024 as follows:

		2024
(a)	Audit Fees(1)	$67,805
(b)	Audit-Related Fees	None
(c)	Tax Fees(2)	$17,325
(d)	All Other Fees	None

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings for the last fiscal year.

(2)	Tax fees include amounts related to tax compliance or tax return preparation.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to be provided to the Registrant by the principal accountant, including services provided to any entity affiliated with the Registrant.

(e)(2)	Percentage of fees that were approved by the audit committee were as follows:

	2025	2024
Audit-Related Fees	0%	0%
Tax Fees	100%	100%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by Cohen for services rendered to the Registrant, City National Rochdale, LLC (the “Adviser” or “CNR”), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant for the last fiscal year was $0.

The aggregate non-audit fees billed by EisnerAmper for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for fiscal year ended May 31, 2024, was $16,420.

(h)	Not Applicable.

(i)	Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant’s Independent Trustees, Daniel A. Hanwacker (Chair), Jon C. Hunt, Julie C. Miller, Jay C. Nadel, Shelley Y. Simms and James R. Wolford.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment

Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has a fiduciary duty to act in the best long-term interest of the Fund’s shareholders. The Board is required to retain an adviser to manage the portfolio. The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for clients.

Under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), however, an adviser is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. Rule 206(4)-6 of the Advisers Act requires that an adviser that exercises voting authority adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and does not subrogate a client’s interests to its own.

It is possible that in voting proxies, a number of conflicts may arise. While it is not possible to anticipate all instances of potential conflict, the standard is clear. An overriding goal of these policies and procedures is to reasonably ensure that material conflicts are addressed in a timely manner.

Policy

Voting of Fund Portfolio Securities. The Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. Please refer to the Adviser’s Proxy Voting Policy for additional information.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to the Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a sub-adviser, then the Sub-Adviser shall assume the proxy voting duty. The Adviser, in accordance with the Policy, has further delegated the responsibility for voting proxies for the Fund to the Sub-Adviser.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the Board, in whole or in part, at any time.

The Adviser or Sub-Adviser to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. The Adviser will primarily vote proxies in conformity with the recommendations of a disinterested third party. The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from the Adviser. If Glass Lewis has not provided a recommendation with respect to a proxy vote, the Adviser will abstain with respect to that proposal. If Glass Lewis has not provided a recommendation with respect to a proxy vote and there is no option to abstain, the Adviser must determine, in consultation with Fund counsel when necessary, what actions to take (if any) with respect to such proxy. The Adviser has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party service provider, to vote proxies with respect to equity securities held by the Fund, on behalf of the Adviser, through Broadridge’s ProxyEdge electronic voting solution and in accordance with Glass Lewis’ guidelines.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

CNR reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the Fund. The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR’s voting decision will be maintained by the Proxy Voting Committee.

The Fund may from time to time invest in other investment companies (each, an “Acquired Fund”), including Cash Sweep Funds, in reliance on an exemption in Section 12(d)(1)(F) of the ICA. Such investments are subject to conditions in Section 12(d)(1)(F) and to the Fund’s Policy and Procedures for Section 12(d)(1). To the extent that the Fund relies on Section 12(d)(1)(F), the Fund will vote the shares held by it in the Acquired Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on SEC Form N-PX not later than August 31 of each year. Form N-PX must be signed by the Fund, and on behalf of the Fund, by the Fund’s principal executive officer. CNR has engaged Broadridge to complete and transmit the Form N-PX EDGAR filings to the SEC.

The Fund is required to include in its Annual and Semi-Annual Reports to shareholders a brief statement, in plain English, that certain additional Fund information, including proxy voting information, is available on the Fund’s website.

Fund proxy voting information will be delivered within 3 business days of receipt of a request by a shareholder. The Adviser will, if not inconvenient for the shareholder, deliver this information to the shareholder through electronic means. If a shareholder prefers a hard copy, the Adviser will send the Fund proxy voting information by first-class mail, within 3 business days of receipt of a request by a shareholder.

The Fund shall include in its Form N-2 registration statement:

➢	A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by each Sub-Adviser with authority to vote proxies on behalf of any Fund that receives proxies relating to its portfolio holdings to determine how to vote proxies relating to portfolio securities; and

➢	A statement of information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available, upon request, without charge, and on the Fund’s website, citynationalrochdalefunds.com.

Voting of Fund Shares Held in Managed Accounts. For managed accounts over which the Adviser has proxy voting authority and which hold Fund shares, the Adviser has delegated authority for voting Fund proxies to Glass Lewis. The Adviser will not reassume proxy voting authority with respect to any Fund shares or otherwise direct the vote of those shares.

Roles and Responsibilities

The Adviser has the responsibility for voting proxies relating to portfolio securities held by the Fund, as part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. If the responsibility for voting proxies is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the proxy voting duty.

The Proxy Voting Committee is responsible for ensuring that periodic testing is in place to confirm compliance with this policy. The Proxy Voting Committee will review, at least annually, a sample of Glass Lewis’ voting records to verify that proxy votes were cast in accordance with the Adviser’s guidelines. Using these results and other information provided by the Adviser, the Adviser presents a report to the Board on an annual basis regarding the effectiveness of the proxy voting procedure.

It shall be the responsibility of the Adviser to ensure that the Fund is in compliance with this policy. If the Fund is relying on an exception, the Fund Administrator is responsible for (i) confirming that the applicable exception is available and (ii) for so long as the Fund invests in excess of the Section 12(d)(1) Limits in reliance on the exception, monitor that the applicable conditions are satisfied.

The Adviser is responsible for monitoring the percentage ownership of the Fund's investment in the voting securities of an unregistered Cash Sweep Fund.

The Fund Administrator shall also be responsible for including in the Fund’s registration statement the information required to be provided in the Prospectus fee table related to the expenses associated with the Fund’s investments in other investment companies.

The Board has the responsibility to oversee the Adviser’s voting of proxies.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any Sub-Adviser with authority to vote proxies on behalf of the Fund for which the Adviser has oversight shall present to the Fund’s Board its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each Sub-Adviser shall provide to the Board a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or the Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

If Sub-Advisers are responsible for voting proxies, then the CCO, or his or her designee, will confirm with each Sub-Adviser that all proxies for each quarter-end have been voted in accordance with the Sub-Adviser’s policies, procedures and guidelines.

Glass Lewis Proxy Policy

Except for conflicts, and as also may be noted in the CNR proxy policies, CNR has adopted the Glass Lewis Policy Guidelines (the “Guidelines”), which have been incorporated into CNR’s proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines, as updated from time to time, can be found at GlassLewis.com, or copy and paste the following link into your browser: https://resources.glasslewis.com/hubfs/2025%20Guidelines/2025%20US%20Benchmark%20Policy%20Guidelines.pdf

City National Rochdale Oversight

a.	Glass Lewis’ Voting Guidelines will be reviewed by the CNB National Fiduciary Investment Committee annually.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	Proxy voting procedures and policies, and all amendments, will be maintained by the Adviser’s Chief Compliance Officer;

b.	Broadridge will maintain a record of each vote cast on behalf of the securities held by the client (Fund). The Adviser has obtained an undertaking from Broadridge to provide such information promptly upon request.

c.	A record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser.

d.	Records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser’s voting decision will be maintained by the Proxy Voting Committee a copy of which will be provided to the Adviser’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Fund’s registration statement disclosure on Form N-2, the Adviser and each Sub-Adviser (if applicable) shall provide the Fund with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Fund Management

Matthew Andrews and Jay Huang of CIFC are jointly and primarily responsible for providing day-to-day investment advice and recommendations for the Fund, and Thomas H. Ehrlein and Charles Luke of City National Rochdale (together with Mr. Andrews and Mr. Huang, the “Portfolio Managers”) provide proactive oversight and monitoring of CIFC.

Matthew Andrews is a Senior Managing Director and Head of Capital Markets, and a Senior Portfolio Manager of CIFC’s Structured Credit investment business. Mr. Andrews has over 24 years of experience in investment banking and structured finance. Prior to joining CIFC, Mr. Andrews was Head of CLO Origination and Structuring for RBS Securities Inc.’s U.S. CLO business. Prior to running the CLO business, Mr. Andrews was a Director in the Asset Backed Finance Group where he was responsible for originating, financing, structuring and distributing new issue securitizations backed primarily by leveraged loans, credit cards and consumer loan receivables. Prior to joining RBS Securities Inc., via Greenwich Capital Markets, Inc., Mr. Andrews was an Associate at Banc One Capital Markets, Inc. where he focused on originating, structuring and distributing securitizations backed by credit cards, consumer loans, auto loans, student loans, rental cars and equipment loans. Mr. Andrews holds a Bachelor of Business Administration in Finance with a minor in Economics from Southern Methodist University. Mr. Andrews is a CFA charterholder.

Jay Huang is a Senior Managing Director, Head of Structured Credit Investments and a Senior Portfolio Manager of CIFC’s Structured Credit investment business. Mr. Huang has over 25 years of experience in structured finance trading and portfolio management. Prior to joining CIFC, Mr. Huang spent 16 years at Citigroup where he was Managing Director and Global Head of their CLO, CDO and distressed Structured Investment Vehicle trading business. Prior to joining Citigroup, he worked at Salomon Smith Barney on the CDO structuring desk from 2000 to 2002. Mr. Huang graduated from Carnegie Mellon University with honors in 2000 with a Bachelor of Science in Applied Mathematics and Statistics and a minor in Computer Science.

Thomas H. Ehrlein is the Director of Alternative Analytics Group at the Adviser. Mr. Ehrlein joined CNR (formerly Rochdale Investment Management) in 2005. He is responsible for Manager Research and Product Development of Investment Strategies. Mr. Ehrlein’s day-to-day responsibilities involve Portfolio Management responsibilities on several CNR funds. In addition, he leads all Alternative Investment Due Diligence, including Private Equity and Private Debt. Mr. Ehrlein’s work is an essential part of asset allocation and investment decisions at the firm. He is a voting member of the City National Rochdale Investment Strategy Committee. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his Bachelor of Science in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

Charles Luke is the Chief Investment Officer of the Adviser. Mr. Luke has over 20 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors, where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2025.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (millions) ($)
Matthew Andrews	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	6	$636	6	$476
	Other accounts	13	$1,538	6	$449
Jay Huang	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	6	$636	5	$476
	Other accounts	13	$1,538	8	$449
Thomas H. Ehrlein	Registered investment companies	3	$2,147	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Charles Luke(1)	Registered investment companies	3	$9,782	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

(1)	Effective August 4, 2025, Mr. Luke became the portfolio manager of the City National Rochdale U.S. Core Equity Fund.

Portfolio managers who have day-to-day management responsibilities with respect to the Fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and other account(s). In approving the Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the Fund, and that the Adviser seeks to manage such competing interests for the time and attention of portfolio managers.

The appearance of a conflict of interest may also arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser could share in investment gains.

Each of the Fund and the Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meets periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

CNR is a wholly-owned subsidiary of City National Bank (“CNB”). CNB compensates CNR employees, including the Fund’s portfolio manager, with base cash salaries, discretionary annual cash bonuses, and discretionary awards of Royal Bank of Canada common stock (subject to colleague eligibility), based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in a corporate profit sharing program, which is a qualified defined contribution retirement plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB. In addition, CNB or CNR employees who devote substantially all of their time to CNR may be selected on a discretionary basis for participation in the City National Long-Term Performance Incentive Plan, which provides a non-qualified compensation deferral opportunity and an employer discretionary contribution in the form of cash or an award of Royal Bank of Canada common stock, which vests over a period of three years of service with CNR.

(a)(4) Fund Share Ownership by Portfolio Managers

The Fund’s portfolio managers did not own any shares of the Fund as of May 31, 2025.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings and submissions under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (“1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”). These controls and procedures include, without limitation, controls designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. Management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, Management evaluated the effectiveness of the Registrant’s disclosure controls and procedures. Based on this evaluation, the PEO and PFO concluded that the Registrant’s disclosure controls and procedures were ineffective due to the material weakness in internal control over financial reporting described below.

A material weakness, as defined in Rule 12b-2 under the Exchange Act, is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Registrant’s financial statements will not be prevented or detected on a timely basis.

Management identified a material weakness in the design and operating effectiveness of controls over the determination of the appropriate accounting treatment for distributions received from investments in equity tranches of collateralized loan obligations (“CLOs”). The material weakness resulted in misstatements to the Fund’s financial statements and disclosures for each of the years or periods in the seven-year period ended May 31, 2025. The misstatements identified were corrected in the May 31, 2025 financial statements prior to issuance.

Management’s Remediation Plan. Management has developed a plan to remediate the material weakness described above. Management’s remediation plan includes a number of enhanced controls, including the development of new or enhanced protocols and procedures at the Fund-level and the Fund’s administrator, and new or enhanced reporting from the Fund’s sub-adviser, that are designed to ensure the appropriate accounting treatment of distributions received from investments in equity tranches of CLOs. The material weakness will not be considered remediated until the revised controls have operated for a sufficient period of time and Management has tested and concluded that the controls are designed and operating effectively.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting. As described under Management’s Remediation Plan above, certain changes to the Registrant’s internal controls over financial reporting are in the process of being implemented as part of the Registrant’s remediation efforts.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable; no securities lending activities to disclose.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(4) Not applicable.

(a)(5)(i) Change in Registrant’s Independent Public Accountant (disclosure pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308)) is attached hereto.

(a)(5)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Strategic Credit Fund

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: August 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Principal Executive Officer

Date: August 8, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: August 8, 2025